UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2014

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, Neogen Corporation (the “Registrant”) announced the resignation of Stephen K. Snyder as the President and Chief Operating Officer of the Registrant, effective July 31, 2014. Snyder has been employed by Neogen since June of 2013 and has served as the company’s President and Chief Operating Officer since September 2013. On an interim basis, his duties will be fulfilled by James Herbert, who has been Neogen’s chief executive officer since the company’s founding.

A copy of the press release issued by the Registrant to announce the above is attached to this Current Report as Exhibit 99.1. This press release is being furnished to, as opposed to filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1 Press Release issued by the Registrant on July 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION (Registrant)

Date: July 23, 2014	/s/ Steven J. Quinlan
Steven J. Quinlan
Vice President & CFO